EX-99.906CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, Brian B. Sullivan, President and Principal Executive Officer of Regions Morgan Keegan Select Funds (the “Fund”), certify that to my knowledge:

1.	The Fund’s periodic report on Form N-CSR for the period ended May 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 8, 2007	By:	/s/ Brian B. Sullivan
Brian B. Sullivan President and Principal Executive Officer

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

I, J. Thompson Weller, Treasurer and Principal Financial Officer of Regions Morgan Keegan Select Funds (the “Fund”), certify that to my knowledge:

1.	The Fund’s periodic report on Form N-CSR for the period ended May 31, 2007 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: August 8, 2007	By:	/s/ J. Thompson Weller
J. Thompson Weller Treasurer and Principal Financial Officer